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                                                                EXHIBIT 10.29

                           NATIONAL PROCESSING COMPANY

                             1996 STOCK OPTION PLAN

         1. PURPOSES. The purpose of this 1996 Stock Option Plan is to provide employment incentives and to encourage capital accumulation and stock ownership by Eligible Employees of National Processing, Inc. (the "Company") or of any of its Subsidiaries, and to provide to designated Optionees under stock options granted pursuant to any stock option plan of the Company or of any of its Subsidiaries an alternative method of realizing the benefits provided by such stock options.

         2.  DEFINITIONS.  As used in this Plan,

                  (a) "Additional Option" means an Option Right granted to an Optionee to purchase a number of shares of Common Stock equal to the number of shares of already owned Common Stock delivered by the Optionee as payment of the exercise price upon exercise of an Option Right and/or the number of shares of Common Stock tendered or relinquished as payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of an option as described in Section 5.

                  (b) "Additional Option Feature" means a feature of an Option that provides for the automatic grant of an Additional Option in accordance with the provisions described in Section 5.

                  (c) The term "Appreciation Right" means a right granted pursuant to Section 6 of this Plan.

                  (d) The term "Board" means the Board of Directors of the Company.

                  (e) The term "Common Stock" means Common Stock, without par value, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section 8 of this Plan.

                  (f) The term "Eligible Employees" means persons who are at the time the officers (including officers who are members of the Board) and other key employees of the Company or of any of its Subsidiaries.

                  (g) The term "Market Value per Share" means, at any date, the closing price, per share, of the shares of Common Stock, on the New York Stock Exchange on that date as reported by The Wall Street Journal (Midwest Edition) or, if the Common Stock shall be primarily traded in another market, as determined in a manner specified by the Board using quotations in such other market, and prior to or within 10 days after the commencement of any such trading, the fair market value per share of the Common Stock as determined by the Board in its discretion.
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                  (h) The term "Optionee" shall mean the optionee named in an agreement evidencing an Outstanding Option.

                  (i) The term "Option Right" means the right to purchase a share of Common Stock upon exercise of an Outstanding Option.

                  (j) The term "Outstanding Option" means, at any time, an option to purchase shares of Common Stock granted by the Company or any of its Subsidiaries pursuant to this Plan or any other stock option plan of the Company or any such Subsidiary now or hereafter in effect, or pursuant to any stock option plan of any corporation which is merged into the Company and where the Company has by action of its Board, assumed the obligations of such corporation under such stock option plan, all whether or not such option is at the time exercisable, to the extent that such option at such time has not been exercised and has not terminated.

                  (k) The term "Spread" means the excess of the Market Value per Share of Common Stock on the date when an Appreciation Right is exercised over the option price provided for in the related Option Right.

                  (l) The term "Subsidiary" shall mean any corporation in which at the time the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

                  (m) The term "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  (n) The term "Incentive Stock Option" means an Option Right granted by the Company to an eligible employee, which Option Right is intended to qualify as an "Incentive Stock Option" as that term is used in Section 422 of the Internal Revenue Code.

         3.  SHARES AVAILABLE UNDER PLAN.

                  (a) The shares of Common Stock which may be made the subject of Option Rights and Appreciation Rights pursuant to this Plan may be treasury shares or shares of original issue or a combination of the foregoing.

                  (b) Subject to adjustments in accordance with Section 8 of this Plan, the maximum number of shares of Common Stock which may be sold upon the exercise of Option Rights granted pursuant to this Plan shall be 4,000,000 shares of Common Stock which are made available for sale by virtue of this


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Plan. For purposes of determining the number of shares that may be sold under the Plan, such number shall increase by the number of shares surrendered by an optionee or relinquished to the Company (a) in connection with the exercise of a Stock Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option Right, provided, however, that the number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed the number of shares of Common Stock specified in the first sentence of this Paragraph 3(b), subject to adjustment as herein provided.

                  (c) Subject to adjustments in accordance with Section 8 of this Plan, the maximum number of shares of Common Stock which may be delivered upon the exercise of Appreciation Rights granted pursuant to this Plan shall not exceed 4,000,000.

                  (d) Shares covered by Option Rights cancelled upon exercise of Appreciation Rights shall not be available for the granting of further Option Rights under this Plan or under any other stock option plan of the Company or of any of its Subsidiaries, anything in this Plan or such other stock option plan to the contrary notwithstanding.

         4. GRANTS OF OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Eligible Employees of Option Rights. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Each grant shall specify the number of shares of Common Stock to which it pertains.

                  (b) Each grant shall specify an option price per share not less than the Market Value per Share on the date of grant.

                  (c) Successive grants may be made to the same Eligible Employee whether or not any Option Rights previously granted to such Eligible Employee remain unexercised. No Eligible Employee may, however, be granted under this plan, in the aggregate, more than 400,000 Option Rights, subject to adjustment pursuant to Section 8 of this Plan.

                  (d) Option Rights granted under this Plan may be (i) options which are intended to qualify under particular provisions of the Internal Revenue Code, as in effect from time to time, (ii) options which are not intended so to qualify, or (iii) combinations of the foregoing.

                  (e) The date of grant of each Option Right shall be the date of its authorization by the Board, except that the date of grant of an Additional Option shall be the date of exercise of the underlying Option Right. No Option Right shall be exercisable more than 10 years from such date of grant.

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                  (f) Upon exercise of an Option Right, the option price shall be payable (i) in cash, (ii) by the transfer to the Company by the Optionee of shares of Common Stock with a value (Market Value per Share times the number of shares) equal to the total option price, (iii) at the discretion of the Board, from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates, or (iv) by any combination of such methods of payment.

                  (g) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by any officer designated by the Board for this purpose and delivered to and accepted by the Eligible Employee and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

         5.  ADDITIONAL OPTION.

                  (a) The Board may, at or after the date of grant of Option Rights, grant Additional Options. Additional Options may be granted with respect to any Outstanding Option.

                  (b) If an Optionee exercises an Outstanding Option that has an Additional Option Feature by delivering already owned shares of Common Stock and/or when shares of Common Stock are tendered or relinquished as payment of the amount to be withheld under applicable federal, state and local income tax laws (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of an option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

                        (1) The Additional Option shall cover the number of shares of Common Stock equal to the sum of (A) the number of shares of Common Stock delivered as consideration upon the exercise of the previously granted Outstanding Option to which such Additional Option Feature relates and
(B) the number of shares of Common Stock tendered or relinquished as payment of the amount to be withheld under applicable federal, state and local income tax laws in connection with the exercise of the option to which such Additional Option Feature relates;

                        (2) The Additional Option will not have an Additional Option Feature unless the Board directs otherwise;

                        (3) The Additional Option option price shall be 100% of the Market Value per Share on the date the employee delivers shares of Common Stock to exercise the Option that has the Additional Option Feature and/or delivers or forfeits shares of Common Stock in payment of income tax withholding on the exercise of an Option that has the Additional Option Feature;

                        (4) The Additional Option shall not be exercised within the first six months after it is granted; provided that this restriction shall not apply if the Optionee becomes disabled or dies during the six-month period; and

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                  (5) The Additional Option shall have the same termination date and other termination provisions as the underlying Option that had the Additional Option Feature.

         6. GRANTS OF APPRECIATION RIGHTS. The Board may from time to time authorize the granting of Appreciation Rights in respect of any or all of the Option Rights under any Outstanding Option (including Options Rights simultaneously granted) to the Optionee thereunder. An Appreciation Right shall be a right in the Optionee to receive from the Company an amount which shall be determined by the Board and shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. To the extent such Optionee elects to exercise such Appreciation Right instead of the related Option Right, the related Option Right shall be cancelled, and vice versa. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

                  (a) Any grant may permit the exercise of an Appreciation Right with respect to the value of shares of Common Stock covered by the related Option Rights.

                  (b) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in shares of Common Stock or in any combination thereof, and may either grant to the Optionee or retain in the Board the right to elect among those alternatives.

                  (c) Each grant shall provide that the maximum number of shares of Common Stock deliverable upon exercise of an Appreciation Right may not exceed the number of shares of Common Stock purchasable upon exercise of the related Option Rights.

                  (d) Any grant may specify waiting periods before exercise and permissible exercise dates or periods. No Appreciation Right shall be exercisable except at a time when the related Option Right is also exercisable.

                  (e) Each grant of an Appreciation Right shall be evidenced by an agreement executed on behalf of the Company by any officer designated by the Board for this purpose and delivered to and accepted by the Optionee, which agreement shall describe such Appreciation Right, identify the related Option Rights, state that such Appreciation Right is subject to all the terms and conditions of this Plan, including the right of the Board to amend, suspend or terminate such Appreciation Right as set forth in Paragraph 11 of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

         7. TRANSFERABILITY. No Option Right including any related Appreciation Right shall be transferable by an Optionee other than by will or the laws of descent and distribution. Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by the Optionee or by the Optionee's guardian or legal representative.

         8. ADJUSTMENTS. The Board may make or provide for such adjustments in the maximum numbers of shares of Common Stock specified in Paragraphs 3(b) and
(c) and 4(c) of this Plan, in the numbers of shares of Common Stock covered by Option Rights and Appreciation Rights granted hereunder, and in the prices per share applicable under such Option Rights and Appreciation Rights, as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing.

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          9.  FRACTIONAL SHARES.  The Company shall not be required to issue any fractional share of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

         10.  ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board who may from time to time delegate all or any part of its authority under the Plan to a committee of not less than three Directors appointed by the Board. Moreover, except as the Board may otherwise determine, so long as all of the Company's outstanding shares are owned by National City Corporation, all matters relating to the award of Option Rights under Paragraphs 4 and 5 of the Plan shall be, and are hereby delegated to the Compensation and Organization Committee of National City Corporation. To the extent of such delegation, references in the Plan to the Board shall also refer to the appropriate committee.

                  (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement evidencing the grant of Option Rights or Appreciation Rights and any determination by the Board pursuant to any provision of this Plan or of any such agreement shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

         11. AMENDMENTS OR TERMINATION OF THE PLAN. The Board may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, or by any comparable or successor exemption under which the Board believes it is appropriate for the Plan to qualify, if and to the extent required under
Section 422 of the Internal Revenue Code (if and to the extent that the Board deems it appropriate to comply with Section 422) and if and to the extent required to treat some or all of the Option Right and Appreciation Right grants as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code (if and to the extent that the Board deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the shareholders of the Company, that (i) except as provided in
Section 8 hereof, increases the number of shares of Common Stock with respect to which Awards of Option Rights and Appreciation Rights may be issued under the Plan, (ii) materially increases the benefits accruing to Optionees pursuant to the Plan or (iii) materially modifies the

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definition of "Eligible Employees". No action under this Section 11 may, without the consent of the Optionee, reduce an Optionee's rights under any previously granted and outstanding Option Right.

         12. ASSUMPTIONS. In the event that a corporation is merged into the Company, and the Company is the survivor of such merger, the Board may elect, in its sole discretion, to assume under this Plan any or all outstanding options granted by such corporation to its officers and employees under any stock option plan adopted by it prior to such merger. Such assumptions shall be on such terms and conditions as the Board may determine in its sole discretion, provided, however, that the options as assumed do not provide or contain any terms, conditions or rights which an Option Right may not provide or contain under Sections 2 through 11 hereunder.

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                            NATIONAL PROCESSING, INC.

               STOCK OPTION AGREEMENT - NON-INCENTIVE STOCK OPTION
                                    1996 PLAN

         WHEREAS, the individual identified as Optionee ("Optionee") on the cover sheet that is attached hereto and hereby made a part hereof ("Cover Sheet") is an officer or other key employee of National Processing, Inc. (hereinunder called the "Corporation") or of a Subsidiary; and

         WHEREAS, the execution of a Stock Option Agreement in the form hereof has been duly authorized pursuant to the Corporation's 1996 Stock Option Plan hereinafter called the "Plan" effective on the date listed on the Cover Sheet as "Grant Date";

         NOW, THEREFORE, the Corporation hereby grants to the Optionee, pursuant to the Plan, (i) an Option (hereinafter called the "Option") to purchase the number of shares of its common stock, without par value ("Common Stock"), listed on the Cover Sheet as "Shares Granted", at the per share exercise price set forth on the Cover Sheet as the "Option Price" and (ii) Additional Options ("Additional Options") to purchase the number of shares of it's Common Stock equal to the number of shares of already owned Common Stock delivered by the Optionee as payment of the exercise price upon exercise of the Option or portion thereof and/or the number of shares of Common Stock tendered or relinquished as payment of the amount to be withheld under applicable federal, state and local tax laws (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of the Option or portion thereof at a per share exercise price ("Additional Option Price") equal to the Market Value per Share on the date the Optionee delivers shares of Common Stock to exercise the Option or portion thereof or delivers or forfeits shares of Common Stock in payment of income tax withholding on the exercise of the Option or portion thereof and agrees to cause certificates for any shares purchased hereunder to

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be delivered to the Optionee upon receipt  of payment of the Option Price, all subject, however, to the terms and  conditions hereafter set forth.

         1. The Option (until terminated as hereinafter provided) shall be exercisable only to the extent of one-third of the Shares Granted after the Optionee shall have been in the continuous employ of the Corporation or any Subsidiary for one full year from the Grant Date, a second one-third of the Shares Granted after the Optionee shall have been in the continuous employ of the Corporation or any Subsidiary for two full years from the Grant Date and shall be fully exercisable after the Optionee shall have been in the continuous employ of the Corporation or any Subsidiary for three full years from the Grant Date; provided, however, that the Option (until terminated as hereinafter provided) shall become immediately fully exercisable upon the occurrence of any of the following but in no event sooner than six months after the Grant Date:

                  (a) in the event of a Change in Control  as  defined  in
Section  10 of this  Stock  Option Agreement;

                  (b) the Optionee voluntarily terminates his employment (a) at or after age 62 with at least 20 years of continuous services as an employee with the Corporation or any of its affiliates or (b) at or after age 65 with at least 5 years of continuous service as an employee with the Corporation or any of its affiliates, ("Retirement"); or

                  (c) the Board, in its sole discretion, accelerates the time or times at which the Option or any portion hereof will become exercisable.

To the extent exercisable, the Option may be exercised in whole or in part from time to time.

         2. The Option shall terminate on the earliest of the following dates:

                  (a) one year after the death of the Optionee;

                  (b) one year after the Optionee's permanent disability;

                  (c) ten years from the Grant Date, in the event that a change in Control occurs prior to the Option terminating;

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                  (d) 90 days after the option holder ceases to be employed by the Corporation or one of its affiliates by reason of either Retirement or under circumstances determined by the Board to be for the convenience of the Corporation;

                  (e) immediately, upon the termination of employment of the Optionee with the Corporation or any Subsidiary, if such termination arises prior to the occurrence of 2(a), (b), (c) or (d) above;

                  (f) ten years from the Grant Date; or

                  (g) in the event the Optionee shall intentionally commit an act materially inimical to the interests of the Corporation or any Subsidiary, and the Board shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

         3. Each Additional Option (until terminated as hereinafter provided) shall be first exercisable six months following the exercise of the underlying Option or portion thereof; provided, however, that each Additional Option (until terminated as hereinafter provided) shall become immediately fully exercisable upon the Optionee's death.

         To the extent exercisable, the Additional Option may be exercised in whole or in part from time to time. The Corporation shall not, however, be required to sell any fractional shares.

         4. Each Additional Option shall terminate on the earliest of the following dates:
                  (a) the earliest applicable termination date of the underlying Option as set forth in Section 2 hereof;

                  (b) immediately upon the termination of employment of the Optionee with the Corporation or any Subsidiary, if such termination occurs prior to the exercise of any part of the underlying Option.

         5. Nothing contained in this Agreement shall limit whatever right the Corporation or any Subsidiary might otherwise have to terminate the employment of the Optionee.

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         6. Neither the Option nor the Additional Option is transferable by the
Optionee otherwise than by will or the laws of descent and distribution, and is exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

         7. (a) In connection with each exercise of the Option or the Additional Option, arrangements satisfactory to the Corporation shall be made by the Optionee for the payment of any withholdings required by federal, state or local income tax laws.

                  (b) Subject to the restrictions set forth below, the Optionee is hereby granted the right to elect to satisfy, in whole or in part, the Optionee's withholding obligations as required by federal, state or local income tax laws by (i) having the Corporation withhold shares of Common Stock subject to the Option or Additional Option having a value equal to or less than the amount required to be withheld and/or (ii) delivering to the Corporation shares of Common Stock owned by the Optionee having a value equal to or less than the amount required to be withheld (the "Election"). For purposes of this subsection 7(b), the value of shares of Common Stock to be withheld or delivered by the Optionee shall be based upon the Market Value per Share on the date that the amount of the tax or taxes to be withheld is determined. Except as set forth herein, shares of Common Stock withheld pursuant to clause 7(b)(i) will not thereafter be available for exercise under the Option.

                  (c) To exercise the Election, the Optionee (i) must make the Election to have shares withheld or to deliver already owned shares on or prior to the date that the Optionee exercises the Option or Additional Option and (ii) must make the Election in writing on a form provided by the Corporation. The Election is irrevocable by the Optionee and is subject to the disapproval by the Committee. Additionally, if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") the Election is subject to the following additional restrictions:

                           (1) no Election may be made within six (6)
months of the purchase of Common Stock other than through the exercise of a stock option that is exempted from the

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restrictions of Section 16(b) of the Exchange Act by Rule 16(b)(3) of the
Securities and Exchange Commission; and

                           (2) the Election must be made either (a) six
months prior to the date as of which the amount of tax to be withheld is to be determined or (b) during the period beginning on the third business day following the date of each release by the Corporation for publication of a regular quarterly or annual release of earnings and ending on the twelfth business day following the date of such release.

         8.       The Option Price or Additional Option Price shall be payable:

                  (a) in cash or by check acceptable to the Corporation;

                  (b) by exchanging previously acquired shares of Common Stock of equivalent Market Value on the date of exercise with the total Option Price or Additional Option Price for the portion of the Option or Additional Option exercised;

                  (c) from the proceeds of a sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates; or

                  (d) by any combination of (a), (b) or (c).

         9. The Board may make such adjustments in the number and kind of shares subject to the Option or the Additional Option and the Option Price or Additional Option Price as the Board in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of the Optionee that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities, or any other corporate transaction or event having an effect similar to any of the foregoing. No adjustment provided for in this Section shall require the Corporation or any Subsidiary to sell a fractional share.

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         10. "Change in Control" shall mean the occurrence of any of the following events:

                  (a) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person other than National City Corporation ("National City"), a successor of National City (direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) ("Successor"), or an affiliate of National City or of a Successor and as a result of such merger, consolidation or reorganization less than fifty percent of the combined voting power of the then outstanding securities of such resulting corporation or person immediately after such transaction are held by National City, a Successor, or an affiliate of National City or of a Successor; or

                  (b) The Corporation sells or otherwise transfers all or substantially all of its assets or the Corporation causes or permits the sale or transfer of all or substantially all of the assets of any subsidiary of the Corporation that has assets equal to or greater than eighty percent of the total assets of the Corporation, as reported on a consolidated basis, to another corporation or other legal person, and as a result of such sale or transfer less than fifty percent of the combined voting power of the then outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held by National City, a Successor or an affiliate of National City or of a Successor provided, however, that a Change in Control of National City determined by the standards set forth herein or otherwise shall not constitute a Change in Control of the Corporation.

         11. For purposes of this Agreement, the continuous employ of the Optionee with the Corporation or any Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Corporation or any Subsidiary by reason of the transfer of his employment among the Corporation and the Subsidiaries. Also a leave of absence approved by the Board for illness, military or governmental service or other cause shall be considered as employment.

         12. Delivery by the Corporation or any Subsidiary of a certificate or certificates for shares of Common Stock may be deferred for such reasonable time after payment for such shares as shall be necessary to conform to any applicable law or governmental regulation relating to the Option or Additional Option or to the issuance or delivery of Common Stock on exercise hereof.

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         13. Any contrary provision hereof notwithstanding, neither the Option nor Additional Option shall be exercisable by, and the Corporation shall not be obligated to sell or deliver any Common Stock subject thereto unless and until such Common Stock and the sale thereof pursuant to the Option or the Additional Option have been registered or otherwise qualified under applicable state and federal laws or regulations or confirmation of exemption from such state or federal laws or regulations shall have been obtained and such registration or qualification or exemption shall continue to be effective, all as the Corporation shall, in its sole discretion, determine to be necessary or advisable. The Corporation shall use its best efforts to maintain registration and applicable qualification of such Common Stock and the sale thereof with the Securities and Exchange Commission and applicable state regulatory agencies; provided, however, that the Corporation shall have no obligation to register or qualify such Common Stock under the laws of any non-United States of America jurisdiction.

         14. Terms used in this Agreement which are defined in the Plan are used herein as so defined.

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